UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22405

ClearBridge Energy MLP Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888)777-0102

Date of fiscal year end: November 30

Date of reporting period: February 29, 2016

ITEM 1.	SCHEDULE OF INVESTMENTS.

CLEARBRIDGE ENERGY MLP FUND INC.

FORM N-Q

FEBRUARY 29, 2016

CLEARBRIDGE ENERGY MLP FUND INC.

Schedule of investments (unaudited)	February 29, 2016

SECURITY	SHARES/UNITS	VALUE
MASTER LIMITED PARTNERSHIPS - 146.5%
Diversified Energy Infrastructure - 38.7%
Energy Transfer Equity LP	7,977,296	$55,841,072
Energy Transfer Partners LP	2,011,226	53,639,397
Enterprise Products Partners LP	4,551,878	106,377,389
Genesis Energy LP	2,068,551	52,975,591
ONEOK Partners LP	1,820,271	53,497,765
Plains GP Holdings LP, Class A Shares	3,199,813	24,318,579

Total Diversified Energy Infrastructure		346,649,793

Gathering/Processing - 20.9%
Antero Midstream Partners LP	1,656,167	36,800,030
Blueknight Energy Partners LP	53,989	267,246
CONE Midstream Partners LP	2,183,170	23,447,246
DCP Midstream Partners LP	2,109,142	40,938,446
Enable Midstream Partners LP	1,426,301	8,272,546
EnLink Midstream Partners LP	4,270,315	39,201,492
Western Gas Partners LP	978,216	38,355,849

Total Gathering/Processing		187,282,855

General Partner - 4.2%
EQT GP Holdings LP	989,345	23,615,665
Tallgrass Energy GP LP	883,150	14,103,906

Total General Partner		37,719,571

Global Infrastructure - 9.9%
Brookfield Infrastructure Partners LP	2,362,291	88,940,256

Liquids Transportation & Storage - 47.4%
Buckeye Partners LP	1,341,490	86,338,296
Enbridge Energy Partners LP	3,469,218	57,519,634
Holly Energy Partners LP	735,702	21,614,925
Magellan Midstream Partners LP	1,386,141	93,675,409
PBF Logistics LP	1,270,000	22,225,000
Plains All American Pipeline LP	2,842,018	60,876,026
Sunoco Logistics Partners LP	2,255,860	55,584,390
Tesoro Logistics LP	635,985	26,533,294

Total Liquids Transportation & Storage		424,366,974

Natural Gas Transportation & Storage - 13.9%
Columbia Pipeline Partners LP	2,825,540	49,983,802
TC Pipelines LP	741,214	32,813,544
Williams Partners LP	2,143,033	42,260,611

Total Natural Gas Transportation & Storage		125,057,957

Oil/Refined Products - 8.5%
MPLX LP	2,544,216	65,996,963
Rose Rock Midstream LP	1,017,739	10,167,213

Total Oil/Refined Products		76,164,176

Propane - 0.2%
AmeriGas Partners LP	39,202	1,598,265

Refining - 0.5%
Western Refining Logistics LP	200,690	4,377,049

See Notes to Schedule of Investments.

CLEARBRIDGE ENERGY MLP FUND INC.

Schedule of investments (unaudited) (cont’d)	February 29, 2016

SECURITY			SHARES/UNITS	VALUE
Shipping - 2.3%
Golar LNG Partners LP			281,069	$4,103,607
Teekay LNG Partners LP			1,416,078	14,486,478
Teekay Offshore Partners LP			594,087	1,758,498

Total Shipping				20,348,583

TOTAL MASTER LIMITED PARTNERSHIPS (Cost - $1,439,827,195)				1,312,505,479

COMMON STOCKS - 6.6%
Energy - 4.2%
Oil, Gas & Consumable Fuels - 4.2%
Targa Resources Corp.			1,390,522	37,377,231

Industrials - 2.4%
Transportation Infrastructure - 2.4%
Macquarie Infrastructure Corp.			356,230	21,747,842

TOTAL COMMON STOCKS (Cost - $49,212,673)				59,125,073

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $1,489,039,868)				1,371,630,552

	RATE	MATURITY DATE	FACE AMOUNT
SHORT-TERM INVESTMENTS - 1.0%
Repurchase Agreements - 1.0%
State Street Bank & Trust Co. repurchase agreement dated 2/29/16; Proceeds at maturity - $8,675,002; (Fully collateralized by U.S. Treasury Notes, 0.750% due 12/31/17; Market value - $8,850,566) (Cost - $8,675,000)	0.010%	3/1/16	$8,675,000	8,675,000

TOTAL INVESTMENTS** - 154.1% (Cost - $1,497,714,868#)				1,380,305,552
Mandatory Redeemable Preferred Stock, at Liquidation Value - (6.1)%				(55,000,000)
Liabilities in Excess of Other Assets - (48.0)%				(429,690,828)

TOTAL NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS - 100.0%				$895,614,724

**	The entire portfolio is subject to lien, granted to the lender and Senior Note holders, to the extent of the borrowing outstanding and any additional expenses.

#	Aggregate cost for federal income tax purposes is substantially the same.

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s portfolio holdings as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

ClearBridge Energy MLP Fund Inc. (the “Fund”) was incorporated in Maryland on March 31, 2010 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s investment objective is to provide a high level of total return with an emphasis on cash distributions. The Fund seeks to achieve its objective by investing primarily in master limited partnerships (“MLPs”) in the energy sector. There can be no assurance that the Fund will achieve its investment objective.

Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in MLPs in the energy sector (the “80% policy”). For purposes of the 80% policy, the Fund considers investments in MLPs to include investments that offer economic exposure to public and private MLPs in the form of equity securities of MLPs, securities of entities holding primarily general partner or managing member interests in MLPs, securities that are derivatives of interests in MLPs, including I-Shares, exchange-traded funds that primarily hold MLP interests and debt securities of MLPs. The Fund considers an entity to be within the energy sector if it derives at least 50% of its revenues from the business of exploring, developing, producing, gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal. “Managed Assets” means net assets plus the amount of any borrowings and assets attributable to any preferred stock of the Fund that may be outstanding.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

Notes to Schedule of Investments (unaudited) (continued)

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-Term Investments†:
Master Limited Partnerships	$1,312,505,479	—	—	$1,312,505,479
Common Stocks	59,125,073	—	—	59,125,073

Total Long-Term Investments	$1,371,630,552	—	—	$1,371,630,552

Short-Term Investments†	—	$8,675,000	—	8,675,000

Total Investments	$1,371,630,552	$8,675,000	—	$1,380,305,552

†	See Schedule of Investments for additional detailed categorizations.

2. Investments

At February 29, 2016, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$268,061,304
Gross unrealized depreciation	(385,470,620)

Net unrealized depreciation	$(117,409,316)

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ClearBridge Energy MLP Fund Inc.

By	/s/ JANE TRUST
Jane Trust
Chief Executive Officer

Date:	April 20, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ JANE TRUST
Jane Trust
Chief Executive Officer

Date:	April 20, 2016

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	April 20, 2016